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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2000


                               INVESTAMERICA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                     0-26073                  87-0400797
-------------------------------   --------------           ----------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION              (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)            IDENTIFICATION NO.)


             1776 Park Avenue, Park City, Utah             84060
        --------------------------------------------     ---------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code 435-615-8801
                                                   -------------



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

	On November 22, 1999, the Company entered into an Agreement (the "Acquisition Agreement") with Optica Communications International Inc. (f/k/a Oakbay Trading Limited), a British Virgin Islands corporation ("Optica"), and the shareholders of Optica pursuant to which the Company acquired all of the issued and outstanding stock of Optica (the "Optica Acquisition"). The shares of Optica were acquired in consideration for 450,000 shares of the Company's Series A Convertible Preferred Stock, par
value $.001 per share (the "Series A Preferred Stock").   The transaction
was consummated on March 15, 2000, but had an effective date as of November 24, 1999. Optica is the sole stockholder of Optica Communications, Inc. a British Columbia corporation ("Optica Canada"), and Optica Communications, Inc., a Nevada corporation ("Optica USA"). Optica Canada and Optica USA are start-up companies that are endeavoring to become a leading supplier of managed dark fiber and innovative band-with services on a global basis. As a result of the Optica Acquisition, Optica is a wholly-owned subsidiary of the Company. As described below, the former stockholders of Optica have acquired control of the Company through the issuance to them of Series A Preferred Stock, that is convertible into Common Stock of the Company.

Each share of Series A Preferred Stock is currently convertible into 185 shares of Common Stock. Therefore, an aggregate of 83,250,000 shares of Common Stock are issuable upon the conversion of all of the Series A Preferred Stock. In addition, each share of Series A Preferred Stock currently has 185 votes (an aggregate of 83,250,000 votes for all of the outstanding Series A Preferred Stock), voting together with the holders of Common Stock as a single class. Based on the 30,522,703 shares of Common Stock currently issued and outstanding, the holders of Series A Preferred Stock would own approximately 73% of the Company's outstanding Common Stock upon conversion of the Series A Preferred Stock (without giving effect to any currently outstanding options). Therefore, the issuance of the Series A Preferred Stock resulted in a change in control of the Company.

On October 21, 1999, in contemplation of entering into the Acquisition Agreement, Douglas Smith, the President of Optica was named Chairman, President (CEO) and a director of the Company. Immediately prior to that time, Brian Kitts was the sole officer and director of the Company and a principal stockholder (owning 2,012,500 shares of Common Stock - approximately 21% of the Company's issued and outstanding voting stock). Brian Kitts resigned as President of the Company and retained his position as Secretary of the Company. Under the Acquisition Agreement, the stockholders of Optica were given the right, at any time following the

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closing, to designate up to four directors of the Company for so long as they collectively own or have the right to acquire at least 50% of the issued and outstanding shares of Common Stock. The Acquisition Agreement also provides that Brian Kitts will remain a director for at least one year from the date of the closing of the transaction. On November 24, 1999, two additional directors, Ernst Gemassmer and Fred F. Fierling, were named to the Board as designees of the Optica shareholders, although neither of them is affiliated with any of the Optica shareholders or directors.

The former stockholders of Optica, who now have voting control of the Company, are comprised of four corporations, Russells Systems Limited, Crystsal Marriott S.A., Winjoy Services Centre Limited and Virgil
Securities S.A. Douglas Smith, Chairman and President (CEO) of the Company, is one of the beneficiaries of a trust that is the sole stockholder of Virgil Securities S.A.

	The following table sets forth stock ownership information as of March 15, 2000 concerning (i) each director and persons nominated to become directors of The Company, (ii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to beneficially own more than five (5%) percent of the outstanding shares of the Company's Common Stock and Series A Preferred Stock, (iii) the Chief Executive Officer and the other executive officers of the Company, and (iv) The Company's executive officers and directors as a group. As indicated in footnotes to the table, pro forma effect is given to the conversion in full of the Series A Preferred Stock at the rate of 185 shares of Common Stock for each share of Series A Preferred Stock.

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

                                                Amount and
                                                Nature of
Name and Address               Position with    Beneficial      Percentage
of Beneficial Owners           the Company      Ownership(1)    of Class(1)
---------------------------------------------------------------------------
Russells Systems Limited(2)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder      54,040,180      63.9%

Crystsal Marriott S.A.(3)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder       7,604,980      19.9%

Winjoy Services Centre Limited (4)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder        7,604,980     19.9%

Virgil Securities S.A.(5)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder       10,499,860     25.6%

Montreau Investments Ltd.
PO Box 1062
One Capital Place
Georgetown, Grand Caymon
Brisitsh West Indies           Shareholder	       3,500,000     10.3%

Douglas Smith(6)               Chairman,
                               President
                               (CEO) and
                               Director             560,000      1.8%

Brian Kitts(7)
1776 Park Ave. #4
PO Box 770                     Secretary
Park City, Utah 84060          Treasurer,
                               and Director       2,362,500      7.6%

Ernst Gemassmer(8)             Director             145,000      0.5%

Fred F. Fierling(9)            Director             145,000      0.5%

Daniel Tepper(10)
1350 East Flamingo Road, #52
Las Vegas, Nevada 89119        Shareholder        4,916,250     16.1%


All officers and directors as
     a group of 4 persons (11)                    3,212,500     10.1%


----------------------------------
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(1)   A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 15, 2000 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options and/or Series A Preferred Stock that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from March 15, 2000 have been exercised or converted, as the case may be.

(2) Comprised of shares issuable upon conversion of 311,028 shares of Series A Preferred Stock. Russells Systems Limited is a Bahamas company whose sole stockholder is a trust.

(3) Comprised of shares issuable upon conversion of 41,108 shares of Series A Preferred Stock. Crystsal Marriott S.A. is a Bahamas company whose sole stockholder is a trust.

(4) Comprised of shares issuable upon conversion of 41,108 shares of Series A Preferred Stock. Winjoy Services Centre Limited is a Bahamas company whose sole stockholder is a trust.

(5) Comprised of shares issuable upon conversion of 56,756 shares of Series A Preferred Stock. Virgil Securities S.A. is a Bahamas company whose sole stockholder is a trust. Douglas Smith is a beneficiary of the trust but Mr. Smith is not a trustee, does not have the right to vote the shares or dispose of the shares, or to terminate the trust. Mr. Smith disclaims beneficial ownership of the shares. Does not include shares issuable to Mr. Smith upon the exercise of options disclosed in footnote 6 below.

(6) Comprised of shares that Mr. Smith may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Smith was granted options to purchase an aggregate of 2,800,000 shares, which vest at the rate of 112,000 shares per month commencing December 24, 1999. Does not include shares owned by Virgil Securities S.A., beneficial ownership of which is disclaimed by Mr. Smith. (See footnote 5 above).

(7) 	Includes 350,000 shares that Mr. Kitts may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Kitts was granted options to purchase an aggregate of 1,750,000 shares, which vest at the rate of 70,000 shares per month commencing December 24, 1999.


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(8) 	Comprised of shares that Mr. Gemassmer may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Gemassmer was granted options to purchase an aggregate of 725,000 shares, which vest at the rate of 29,000 shares per month commencing December 24, 1999.

(9 )	Comprised of shares that Mr. Fierling may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Fierling was granted options to purchase an aggregate of 700,000 shares, which vest at the rate of 29,000 shares per month commencing December 24, 1999.

(10)	Based solely on information set forth in the Company's records that has not been verified by Mr. Tepper. Under the terms of a Settlement Agreement and Release between Mr. Tepper, Mr. Kitts and the Company, Mr. Tepper is obligated to vote all of his shares for management nominees to the Company's Board of Directors and on all other matters in the same proportion as the votes cast by the shareholders of the Company.

(11)	Includes 1,200,000 shares that directors and officers may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Does not include shares beneficially owned by Virgil Securities S.A. (See footnote 5 above).


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 15, 2000, the Company fully consummated the acquisition of Optica in accordance with the Acquisition Agreement described in Item 1 above. The Company acquired all of the issued and outstanding shares of Optica in consideration for 450,000 shares of the Company's Series A Preferred Stock. The Series A Preferred Stock is convertible into an aggregate of 83,250,000 shares of Common Stock. The transaction was consummated on March 15, 2000, but had an effective date as of November 24, 1999. See Item 1 above for additional information regarding the transaction.

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ITEM 7. FINANCIAL STATEMENTS, PRO-FORMS FINANCIAL INFORMATION AND EXHIBITS.

A. Financial Statements. The following financial statements will Be filed as soon as they are available and in any event no later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed:

   (1) The Consolidated Financial Statements of Optica for the fiscal year ended September 30, 1999.

   (2) The Consolidated Financial Statements of Optica for the three months ended December 31, 1999.

        (b) Pro-Forma Financial Information. The unaudited pro forma combined condensed statements of operations of the Company for the fiscal year ended September 30,1999 and the unaudited pro forma combined condensed balance sheet of the Company as at December 31, 1999 will be filed as soon as they are available and in any event no later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed.

        (c)  The following exhibit is filed herewith:

(1) Agreement dated as of November 22, 1999 among the Company, Optica and the shareholders of Optica.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


INVESTAMERICA, INC.

By: /s/ Douglas Smith
-------------------------
Douglas Smith, President

Dated:  March 30, 2000

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